UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 5, 2007

Chart Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50412	34-1712937
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio		44125
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(440) 753-1490

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Chart Industries, Inc. (the "Company") will hold its Annual Meeting of Stockholders (the "2007 Annual Meeting") on Wednesday, May 23, 2007 at the NASDAQ MarketSite, 4 Times Square, 2nd Floor, 43rd Street & Broadway, New York, New York. All holders of record of the Company's common stock outstanding as of the close of business on Friday, March 30, 2007 will be entitled to vote at the 2007 Annual Meeting.

Proposals by stockholders that are intended for inclusion in the Company's proxy statement, which the Company expects to mail in April 2007, must be delivered in writing or by electronic transmission to the corporate secretary at the Company's principal place of business by March 1, 2007, in order to be considered for inclusion in the Company's proxy materials. To be eligible for inclusion in the 2007 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

Stockholder proposals not intended to be included in the proxy materials for the 2007 Annual Meeting as well as stockholder nominations for election of Directors at the 2007 Annual Meeting must each comply with advance notice provisions set forth in the Company's Amended and Restated By-Laws. In general, notice of the proposal or director nomination must be delivered in writing or by electronic transmission to the corporate secretary at the Company’s principal place of business not less than 90 calendar days prior to the 2007 Annual Meeting. To be considered properly brought before the 2007 Annual Meeting, written or electronic notice must be received by the Company's corporate secretary by February 22, 2007. If the Company does not receive the notice by this date, such notice will be considered untimely.

In addition to timing requirements, the advance notice provisions of the Company's Amended and Restated By-Laws contain informational content requirements that also must be met. A copy of the Amended and Restated By-Laws may be obtained by writing to the corporate secretary at the Company's principal place of business.

All proposals by stockholders intended for inclusion in the Company's proxy statement, all notices of nominations or other general business and all written requests for a copy of the Company’s Amended and Restated By-Laws should be sent to:

Matthew J. Klaben
Secretary
Chart Industries, Inc.
One Infinity Corporate Centre Drive, Suite 300
Garfield Heights, Ohio 44125
matt.klaben@chart-ind.com
Fax: 440-753-1491

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

February 5, 2007	By:	/s/Matthew J. Klaben

Name: Matthew J. Klaben
Title: Vice President, General Counsel and Secretary